UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2021

Acacia Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400
Maynard, Massachusetts 01754
(Address of principal executive offices)
(978) 938-4896
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.     Other Events.
Merger Update
As previously disclosed, on January 8, 2021, Acacia Communications, Inc. (the “Company”) delivered a written notice to Cisco Systems, Inc. (“Cisco”) terminating the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Cisco and Amarone Acquisition Corp., dated as of July 8, 2019, providing for the acquisition of the Company by Cisco (the “Merger”), pursuant to the terms thereof.

On January 8, 2021, Cisco commenced litigation against the Company in the Delaware Court of Chancery (the “Chancery Court”) seeking, among other things, a temporary restraining order to enjoin the Company from terminating the Merger Agreement, a declaratory judgment that the Company’s termination of the Merger Agreement was invalid and that the Company breached its obligations under the Merger Agreement, and an order requiring the Company to close the Merger.

On January 8, 2021, the Chancery Court granted Cisco's motion for a temporary restraining order. In addition, the Chancery Court granted Cisco’s motion for expedited proceedings for consideration of Cisco’s claims. The Chancery Court’s granting of a temporary restraining order is not a decision on the merits of the case, but rather a procedural order enjoining the Company’s termination of the Merger Agreement pending the Chancery Court's substantive review of the issues. Pursuant to the temporary restraining order, the Company continues to be bound by the terms of the Merger Agreement pending resolution of the matters before the Chancery Court or as otherwise agreed by the parties. A hearing on the merits of the case has not been scheduled.

The Company intends to continue to engage in a vigorous defense of these proceedings. However, given the early stage of these proceedings, the Company is unable to predict the outcome, and the timing of final resolution is uncertain. The pendency and ultimate resolution of these proceedings may have a material adverse effect on the Company’s business, financial condition, results of operations, cash flows, commercial relationships, reputation and ability to attract and retain employees, including in the near term, and may require the Company to close the Merger. The Company will continue to incur litigation and other expenses as a result of these proceedings, which could have a material adverse impact on the Company’s business, financial condition, results of operations and cash flows. Regardless of the outcome, these proceedings may have a material adverse impact on the Company due to substantial defense costs, damages, indemnification, settlement or other awards, diversion of management attention and resources, and other factors.

Nasdaq Update
As previously disclosed, the Company on January 4, 2021 received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”), which stated that the Company no longer complies with Nasdaq’s continued listing rules due to the Company not having held an annual meeting within 12 months of the Company’s fiscal year ended December 31, 2019, as required by Nasdaq Listing Rule 5620(a) (the “Listing Rule”). In accordance with Nasdaq Listing Rule 5810(c)(2)(G), if the Company’s plan for regaining compliance with the Listing Rule is accepted by Nasdaq, Nasdaq may grant the Company an exception of up to 180 calendar days from its most recent fiscal year end, or until June 30, 2021, to regain compliance with the Listing Rule.

On January 8, 2021, the Company provided Nasdaq with its plan for regaining compliance stating that the Company plans to hold an annual meeting of shareholders on or before May 31, 2021. As a result of the temporary restraining order described above, the Company today provided Nasdaq with an updated plan stating that, (a) in the event the acquisition of the Company by Cisco is not consummated, the Company would plan to hold an annual meeting of shareholders on or before June 30, 2021, and (b) in the event the acquisition is consummated, the Company would become a wholly-owned subsidiary of Cisco and, following the prompt delisting of its stock, cease to be an independent, publicly-traded company. There can be no assurance that Nasdaq will accept the Company’s plan, that Nasdaq will grant the Company any exception or that the Company will be able to regain compliance with the Listing Rule or maintain compliance with any other Nasdaq requirement in the future. In the event the Company’s plan is not accepted by Nasdaq or the Company does not regain compliance with the Listing Rule by any extension that may be potentially granted by Nasdaq pursuant to an exception, the Company will receive written notification from Nasdaq that the Company’s securities are subject to delisting. At that time, the Company may appeal the relevant delisting determination to a hearings panel. However, there can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the panel, that such appeal would be successful.

Safe Harbor for Forward-Looking Statements
This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: the Merger; termination of the Merger Agreement and challenges to such termination, including the litigation instituted by Cisco against the Company; and the Company’s ability, and related plan, to regain compliance with Nasdaq’s listing rules. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation: the potential impacts on the Company’s business, reputation, relationships, results of operations, cash flows and financial condition as a result of the Merger, termination of the Merger, uncertainty with respect to the Merger or litigation relating to the Merger; pending or potential litigation against the Company or its directors or officers related to the Merger, the Merger Agreement or termination thereof, including the litigation instituted by Cisco against the Company, and any adverse outcome of such litigation; the effects of announcements relating to the Merger and the Merger Agreement, including with respect to the termination thereof and challenges to the termination thereof; the costs, fees, expenses and other charges related to the Merger, including with respect to related litigation; risks that the Merger and litigation relating to the Merger may divert management’s attention from the Company’s ongoing business operations, disrupt the Company’s operations and result in potential difficulties in the Company’s ability to attract and retain employees; the Company’s ability to maintain its listing on the Nasdaq Global Select Market; uncertainty regarding the extent to which the coronavirus disease, COVID-19, pandemic and related response measures will adversely affect the Company’s business, results of operations, cash flows and financial condition, or the business and financial condition of the Company’s customers and suppliers; the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers; the Company’s ability to anticipate the timing and scale of demand for its products, including from its largest customers; the adverse impact of negative economic conditions created or exacerbated by the ongoing COVID-19 pandemic; the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing; the Company’s ability to produce products free of problems, defects, errors and vulnerabilities; the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in the Company’s business and the markets in which it operates; the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing; the size and growth of the potential markets for the Company’s products and the ability to serve those markets; the scope, progress, expansion and costs of developing and commercializing its products; the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products; the Company’s ability to establish and maintain development partnerships; the Company’s ability to attract or retain key personnel; the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations; regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell its products to other customers in certain foreign jurisdictions, particularly in China, or that could impede sales by such customers in the United States; the Company’s ability to obtain and maintain intellectual property protection for its products; and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 and in other filings that the Company may make with the SEC from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA COMMUNICATIONS, INC.

Date: January 11, 2021	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Chief Legal Officer and Secretary